UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811- 06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INSTITUTIONAL TRUST

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

FORM NQ

JANUARY 31, 2011

LEGG MASON WESTERN ASSET SMASh SERIES M FUND
Schedule of investments (unaudited)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MORTGAGE-BACKED SECURITIES - 47.0%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	2.674%	2/1/32	$6,141	$6,469	(a)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	11/1/35	313,012	335,597
Federal Home Loan Mortgage Corp. (FHLMC)	5.589%	5/1/37	300,530	318,907	(a)

Total FHLMC				660,973

FNMA - 18.7%
Federal National Mortgage Association (FNMA)	3.500%	12/1/25	504,494	508,103
Federal National Mortgage Association (FNMA)	2.560%	5/1/32	30,388	30,473	(a)
Federal National Mortgage Association (FNMA)	2.685%	7/1/32	66,548	69,780	(a)
Federal National Mortgage Association (FNMA)	1.980%	1/1/33	120,251	123,067	(a)
Federal National Mortgage Association (FNMA)	5.000%	1/1/35-10/1/35	4,375,834	4,612,588
Federal National Mortgage Association (FNMA)	5.500%	11/1/36-8/1/37	479,283	515,033
Federal National Mortgage Association (FNMA)	4.500%	6/1/37-2/1/38	632,517	647,373
Federal National Mortgage Association (FNMA)	6.000%	11/1/37-12/1/47	2,481,263	2,687,538
Federal National Mortgage Association (FNMA)	4.000%	3/10/41	2,200,000	2,174,218	(b)
Federal National Mortgage Association (FNMA)	5.500%	3/10/41	600,000	640,031	(b)
Federal National Mortgage Association (FNMA)	6.000%	3/10/41	9,700,000	10,518,438	(b)

Total FNMA				22,526,642

GNMA - 27.7%
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	485,261	516,049
Government National Mortgage Association (GNMA)	3.500%	2/17/41	2,200,000	2,114,407	(b)
Government National Mortgage Association (GNMA)	4.000%	2/17/41	7,000,000	7,019,809	(b)
Government National Mortgage Association (GNMA)	4.500%	2/17/41	8,500,000	8,793,513	(b)
Government National Mortgage Association (GNMA)	6.000%	2/17/41	13,600,000	14,895,453	(b)

Total GNMA				33,339,231

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $55,931,977)				56,526,846

ASSET-BACKED SECURITIES - 16.5%
ABFS Mortgage Loan Trust, 2003-2 A	0.760%	4/25/34	25,133	23,738	(a)(c)
ACE Securities Corp., 2005-SD3 A	0.660%	8/25/45	62,767	59,451	(a)
ACE Securities Corp., 2006-GP1 A	0.390%	2/25/31	51,380	39,118	(a)
AFC Home Equity Loan Trust, 2002-2 2A	0.560%	6/25/30	28,727	13,337	(a)
Amortizing Residential Collateral Trust, 2002-BC1M A	0.540%	1/1/32	68,705	50,498	(a)(d)
Asset-Backed Securities Corp., Home Equity Loan Trust, 2001-HE3 A1	0.801%	11/15/31	11,401	10,122	(a)
Bank of America Manufactured Housing Contract Trust, 1997-2M	6.900%	4/10/28	710,000	1,115,999	(a)
Bayview Financial Acquisition Trust, 2005-A A2A	1.190%	2/28/40	480,730	283,030	(a)(c)(d)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.540%	2/25/36	107,336	103,199	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-HE6 1A1	1.510%	8/25/37	126,373	84,380	(a)
Bear Stearns Second Lien Trust, 2007-SV1A A1	0.480%	12/25/36	300,558	269,128	(a)(c)
CDC Mortgage Capital Trust, 2002-HE1 A	0.880%	1/25/33	32,056	24,346	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2002-4 2A1	1.000%	10/25/32	11,166	9,628	(a)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.660%	11/25/46	657,518	354,750	(a)(c)
Countrywide Asset-Backed Certificates, 2002-4 A1	1.000%	2/25/33	12,528	11,384	(a)
Countrywide Asset-Backed Certificates, 2002-BC1	0.920%	4/25/32	69,443	42,176	(a)
Countrywide Asset-Backed Certificates, 2003-2 3A	0.760%	8/26/33	161,855	107,587	(a)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.590%	7/25/36	207,254	113,306	(a)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.160%	10/25/47	$67,050	$45,520	(a)
Countrywide Asset-Backed Certificates, 2007-QH1 A1	0.460%	2/25/37	261,175	178,511	(a)(c)
Countrywide Asset-Backed Certificates, 2007-SEA2 1A1	1.260%	8/25/47	250,637	161,385	(a)(c)(d)
Countrywide Home Equity Loan Trust, 2002-G A	0.631%	12/15/28	25,307	21,524	(a)
Countrywide Home Equity Loan Trust, 2004-O	0.541%	2/15/34	32,008	17,802	(a)
Countrywide Home Equity Loan Trust, 2007-GW A	0.811%	8/15/37	148,048	119,431	(a)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	200,000	191,250	(a)
EFS Volunteer LLC, 2010-1 A2	1.160%	10/25/35	500,000	465,844	(a)(c)
Ellington Loan Acquisition Trust, 2007-1 A2A1	1.260%	5/26/37	104,515	97,839	(a)(c)
Ellington Loan Acquisition Trust, 2007-1 A2C	1.510%	5/29/37	200,000	102,356	(a)(c)
EMC Mortgage Loan Trust, 2004-C A1	0.810%	3/25/31	240,443	201,709	(a)(c)
EMC Mortgage Loan Trust, 2006-A A1	0.710%	12/25/42	418,628	254,274	(a)(c)(d)
Fremont Home Loan Trust, 2006-B 2A2	0.360%	8/25/36	30,129	12,079	(a)
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.010%	2/25/31	133,940	118,559	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.470%	11/25/36	107,277	60,890	(a)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.440%	12/25/36	114,713	79,960	(a)
GSAA Home Equity Trust, 2007-5 2A3A	0.580%	4/25/47	2,880,000	1,798,996	(a)
GSAA Home Equity Trust, 2007-6 A4	0.560%	5/25/47	2,780,000	1,809,581	(a)
GSAMP Trust, 2003-SEA A1	0.660%	2/25/33	131,760	93,495	(a)
GSAMP Trust, 2004-SEA2 A2B	0.810%	3/25/34	668,323	655,895	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	590,000	648,655	(c)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.487%	5/1/34	350,000	344,613	(a)
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	1,072,167	1,010,804	(a)
Lehman XS Trust, 2005-5N 1A1	0.560%	11/25/35	110,628	84,999	(a)
Lehman XS Trust, 2006-2N 1A1	0.520%	2/25/46	118,787	73,484	(a)
Lehman XS Trust, 2006-4N A2A	0.480%	4/25/46	256,281	149,107	(a)
Lehman XS Trust, 2007-2N 3A1	0.350%	2/25/37	24,942	23,676	(a)
Lehman XS Trust, 2007-9 1A1	0.380%	6/25/37	837,262	544,005	(a)
Merrill Lynch First Franklin Mortgage Loan Trust, 2007-H1 2A1	1.760%	10/25/37	503,917	369,304	(a)
Morgan Stanley Mortgage Loan Trust, 2007-2AX 2A1	0.350%	9/25/36	61,569	31,234	(a)
MSCC HELOC Trust, 2005-1 A	0.450%	7/25/17	87,946	73,677	(a)
Nelnet Student Loan Trust, 2008-4 A4	1.783%	4/25/24	1,300,000	1,336,677	(a)
Origen Manufactured Housing, 2006-A A2	0.222%	10/15/37	450,000	288,000	(a)
Origen Manufactured Housing, 2007-A A2	0.222%	4/15/37	900,000	558,000	(a)
Park Place Securities Inc., 2004-WCW2 M1	0.880%	10/25/34	1,243,470	1,204,717	(a)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.040%	1/25/31	16,498	7,842	(a)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.800%	8/25/31	18,842	8,545	(a)
RAAC Series, 2006-RP3 A	0.530%	5/25/36	58,322	37,524	(a)(c)
RAAC Series, 2007-RP1 A	0.550%	5/25/46	261,102	173,136	(a)(c)
RAAC Series, 2007-SP3 A1	1.460%	9/25/47	990,169	755,589	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.120%	6/25/33	18,990	16,894	(a)
Residential Asset Mortgage Products Inc., 2002-RS6 AII	1.160%	11/25/32	5,042	2,438	(a)
Residential Asset Mortgage Products Inc., 2003-RS2 AII	0.940%	3/25/33	2,698	1,947	(a)
Residential Funding Securities Corp., 2002-RP2 A1	1.010%	10/25/32	8,927	5,051	(a)(c)(d)
SACO I Trust, 2005-WM3 A3	0.960%	9/25/35	25,918	11,456	(a)
Securitized Asset-Backed Receivables LLC, 2006-FR3 A2	0.400%	5/25/36	31,422	27,002	(a)
Securitized Asset-Backed Receivables LLC, 2007-BR2 A2	0.490%	2/25/37	447,166	208,585	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Southern Pacific Secured Assets Corp., 1998-2 A1	0.600%	7/25/29	$4,389	$2,641	(a)
Structured Asset Securities Corp., 2004-SC1	8.523%	12/25/29	39,653	39,439	(a)(c)
Structured Asset Securities Corp., 2005-4XS 2A1A	2.008%	3/25/35	47,893	37,834	(a)
Structured Asset Securities Corp., 2007-BC3 1A2	0.400%	5/25/47	100,000	73,466	(a)
Structured Asset Securities Corp., 2007-BC4 A3	0.510%	11/25/37	722,260	696,811	(a)
Structured Asset Securities Corp., 2007-TC1 A	0.560%	4/25/31	62,659	48,205	(a)(c)
Student Loan Consolidation Center, 2002-1 A3	2.219%	3/1/42	450,000	406,125	(a)(c)
Student Loan Consolidation Center, 2002-2 A14	1.848%	7/1/42	650,000	586,625	(a)(c)
Truman Capital Mortgage Loan Trust, 2005-1 A	0.690%	3/25/37	854,529	748,979	(a)(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	9,474	9,006

TOTAL ASSET-BACKED SECURITIES (Cost - $19,937,142)				19,848,169

COLLATERALIZED MORTGAGE OBLIGATIONS - 28.3%
American Home Mortgage Assets, 2006-2 2A1	0.450%	9/25/46	97,902	57,599	(a)
ARM Trust, 2005-10 1A21	3.047%	1/25/36	33,845	24,683	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	3,915	4,137
Banc of America Funding Corp., 2004-B 3A2	3.085%	12/20/34	23,030	15,762	(a)
Banc of America Funding Corp., 2005-E 8A1	3.001%	6/20/35	100,190	59,986	(a)
Banc of America Funding Corp., 2006-D 6A1	5.597%	5/20/36	1,841,163	1,244,651	(a)
Banc of America Funding Corp., 2007-C 5A1	2.975%	5/20/36	527,923	417,961	(a)
BCAP LLC Trust, 2006-AA1 A1	0.450%	10/25/36	1,677,423	1,040,506	(a)
Bear Stearns Alt-A Trust, 2004-8 1A	0.610%	9/25/34	1,017,312	864,572	(a)
Bear Stearns ARM Trust, 2004-10 15A1	2.995%	1/25/35	71,563	68,018	(a)
Bear Stearns ARM Trust, 2004-10 31A1	3.010%	1/25/35	66,171	60,108	(a)
Bear Stearns ARM Trust, 2005-6 1A1	2.941%	8/25/35	578,423	429,792	(a)
Chevy Chase Mortgage Funding Corp., 2004-1A A1	0.540%	1/25/35	184,717	149,643	(a)(c)
Commercial Mortgage Lease-Backed Certificates, 2001-CMLB A1	6.746%	6/20/31	1,170,626	1,282,341	(c)
Countrywide Alternative Loan Trust, 2005-17 2A1	0.500%	7/25/35	129,689	87,226	(a)
Countrywide Alternative Loan Trust, 2005-24 1A1	1.633%	7/20/35	1,753,771	1,151,906	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.491%	7/20/35	99,861	67,223	(a)
Countrywide Alternative Loan Trust, 2005-57CB 4A3	5.500%	12/25/35	2,152,767	1,915,898
Countrywide Alternative Loan Trust, 2006-OA02 A5	0.491%	5/20/46	221,420	120,181	(a)
Countrywide Alternative Loan Trust, 2006-OA11 A4	0.450%	9/25/46	168,729	95,244	(a)
Countrywide Alternative Loan Trust, 2007-OA2 2A1	0.390%	3/25/47	151,184	78,774	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.560%	5/25/35	138,630	95,122	(a)
Countrywide Home Loans, 2005-R3 AF	0.660%	9/25/35	329,678	285,180	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.510%	3/25/36	35,117	26,075	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.910%	11/25/31	126,846	101,500	(a)
CS First Boston Mortgage Securities Corp., 2004-AR5 7A2	2.707%	6/25/34	41,985	41,375	(a)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.209%	6/26/35	1,090,000	1,056,551	(a)(c)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.710%	11/20/60	1,500,000	1,500,000	(a)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.610%	3/25/35	639,915	545,938	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.610%	9/25/35	130,589	110,099	(a)(c)
GSR Mortgage Loan Trust, 2004-14 3A2	3.140%	12/25/34	60,869	46,081	(a)
GSR Mortgage Loan Trust, 2005-AR3 1A1	0.700%	5/25/35	107,348	83,883	(a)
Harborview Mortgage Loan Trust, 2006-02	2.978%	2/25/36	166,346	96,176	(a)
Harborview Mortgage Loan Trust, 2006-13 A	0.441%	11/19/46	263,171	147,241	(a)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.481%	7/19/47	135,397	98,706	(a)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.260%	11/25/47	189,608	145,636	(a)
Homebanc Mortgage Trust, 2004-2 A1	0.630%	12/25/34	101,908	89,578	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.580%	3/25/36	405,977	226,999	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.874%	11/25/37	$374,196	$310,849	(a)
Indymac Index Mortgage Loan Trust, 2005-AR14 2A1A	0.560%	7/25/35	69,424	48,084	(a)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.460%	6/25/47	136,928	78,043	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 A4	5.794%	2/12/51	380,000	409,152	(a)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,599,365	1,550,833
La Hipotecaria SA, 2007-1GA A	5.500%	12/23/36	466,019	446,213	(a)(c)
LB-UBS Commercial Mortgage Trust, 2005-C5 A4	4.954%	9/15/30	400,000	424,882
LB-UBS Commercial Mortgage Trust, 2006-C6 A4	5.372%	9/15/39	235,000	253,100
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	350,000	375,970	(a)
Lehman XS Trust, 2005-5N 3A1A	0.560%	11/25/35	93,452	72,637	(a)
Lehman XS Trust, 2007-8H A1	0.390%	6/25/37	1,330	679	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.460%	2/25/46	143,341	95,071	(a)
Luminent Mortgage Trust, 2006-4 A1A	0.450%	5/25/46	117,215	70,541	(a)
Luminent Mortgage Trust, 2006-7 2A1	0.430%	12/25/36	64,934	44,284	(a)
MASTR ARM Trust, 2004-4 3A1	2.516%	5/25/34	134,298	131,214	(a)
MASTR ARM Trust, 2005-7 3A1	2.432%	9/25/35	166,624	79,815	(a)
MASTR ARM Trust, 2007-3 22A4	0.560%	5/25/47	200,000	75,650	(a)
MASTR ARM Trust, 2007-R5 A1	2.840%	11/25/35	1,604,972	1,023,180	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 1A1	3.793%	3/25/36	1,915,192	1,261,680	(a)
Merrill Lynch Mortgage Trust, 2005-CK1 A6	5.241%	11/12/37	1,815,000	1,952,702	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-1 A4	5.434%	2/12/39	240,000	259,956	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	2,000,000	2,083,151	(a)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	8/12/49	830,000	895,810	(a)
MLCC Mortgage Investors Inc., 2003-G XA2, IO	1.329%	1/25/29	272,773	4,637	(a)(d)(e)
Morgan Stanley Capital I, 1999-LIFE E	6.969%	4/15/33	153,376	153,834	(a)
Morgan Stanley Mortgage Loan Trust, 2007-6XS 2A1M	0.480%	2/25/47	373,152	66,050	(a)
Prime Mortgage Trust, 2005-2 2A1	7.241%	10/25/32	63,991	64,288	(a)
Provident Funding Mortgage Loan Trust, 2005-1 1A1	3.042%	5/25/35	28,979	25,568	(a)
Regal Trust IV, 1999-1 A	3.163%	9/29/31	13,057	12,445	(a)(c)
Residential Accredit Loans Inc., 2006-QA2 1A1	0.510%	2/25/36	142,159	68,166	(a)
Residential Accredit Loans Inc., 2006-QO7 3A2	0.465%	9/25/46	3,911,201	1,770,714	(a)
Residential Accredit Loans Inc., 2006-QS8 A2	6.000%	8/25/36	2,279,107	1,594,064
Residential Accredit Loans Inc., 2007-Q01 A1	0.410%	2/25/37	135,642	83,820	(a)
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	89,413	85,256
Structured ARM Loan Trust, 2005-12 3A1	2.579%	6/25/35	61,993	50,139	(a)
Structured ARM Loan Trust, 2005-19XS 1A1	0.580%	10/25/35	66,453	46,957	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 4A1	2.478%	3/25/46	1,170,344	743,156	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.490%	2/25/36	264,448	175,837	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.470%	4/25/36	263,120	171,236	(a)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.470%	8/25/36	428,232	301,084	(a)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.460%	9/25/37	80,277	80,201	(a)
Structured Asset Securities Corp., 2004-2 4A1	2.817%	3/25/34	41,711	41,539	(a)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.196%	9/25/37	266,929	264,182	(a)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.180%	9/25/37	284,463	280,714	(a)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.248%	3/20/47	210,377	20,407	(a)(c)(d)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Wachovia Bank Commercial Mortgage Trust, 2005-C18 A4	4.935%	4/15/42	$600,000	$641,176
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.660%	1/25/45	425,874	363,963	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.580%	1/25/45	99,102	86,136	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR09 A1A	0.580%	7/25/45	376,080	326,135	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR15 A1A2	0.540%	11/25/45	102,982	83,362	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.530%	12/25/45	131,798	113,979	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.550%	12/25/45	197,696	159,934	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR1 2A1A	1.393%	1/25/46	185,923	156,120	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.288%	9/25/46	211,999	151,491	(a)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $32,934,286)				34,062,437

CORPORATE BONDS & NOTES - 8.2%
FINANCIALS - 8.2%
Commercial Banks - 4.1%
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,840,000	1,877,034	(c)
Cie de Financement Foncier, Secured Bonds	1.625%	7/23/12	1,680,000	1,685,609	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	400,000	422,000	(a)(c)(f)
Lloyds TSB Bank PLC, Senior Notes	2.300%	4/1/11	1,000,000	1,003,391	(c)

Total Commercial Banks				4,988,034

Diversified Financial Services - 2.4%
Citigroup Inc., Senior Notes	5.500%	10/15/14	1,700,000	1,850,700
Inter-American Development Bank, Senior Notes	1.500%	6/23/11	1,000,000	1,004,785

Total Diversified Financial Services				2,855,485

Thrifts & Mortgage Finance - 1.7%
Societe Financement de l’Economie Francaise, Senior Notes	2.000%	2/25/11	1,000,000	1,001,298	(c)
Societe Financement de l’Economie Francaise, Senior Notes	2.000%	2/25/11	1,000,000	1,000,982	(c)

Total Thrifts & Mortgage Finance				2,002,280

TOTAL CORPORATE BONDS & NOTES (Cost - $9,631,444)				9,845,799

MUNICIPAL BONDS - 3.6%
California - 0.8%
California State, GO, Build America Bonds	7.300%	10/1/39	310,000	310,350
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	20,000	19,092
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	500,000	499,535
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	20,000	18,921
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	120,000	114,641

Total California				962,539

Georgia - 0.3%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	350,000	342,944

New York - 0.5%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	430,000	416,678
Port Authority of New York & New Jersey	5.000%	1/15/41	130,000	126,455

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	$30,000	$28,926

Total New York				572,059

Pennsylvania - 2.0%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.988%	5/1/46	2,675,000	2,367,375	(a)(d)

Washington - 0.0%
Washington State, GO	5.000%	2/1/33	60,000	59,841

TOTAL MUNICIPAL BONDS (Cost - $4,292,140)				4,304,758

SOVEREIGN BONDS - 1.6%
Canada - 0.8%
Province of Ontario, Senior Bonds	3.375%	5/20/11	1,000,000	1,008,890

Japan - 0.8%
Japan Finance Corp., Senior Bonds	2.000%	6/24/11	1,000,000	1,006,652

TOTAL SOVEREIGN BONDS (Cost - $2,024,560)				2,015,542

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.0%
U.S. Government Agencies - 8.0%
Federal Home Loan Banks (FHLB), Bonds	0.300%	11/23/11	2,000,000	2,000,448
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.768%	3/1/33	225,694	234,808	(a)
Federal National Mortgage Association (FNMA), Notes	1.000%	9/18/12	2,000,000	2,001,424
Federal National Mortgage Association (FNMA), Notes	1.850%	3/25/13	2,000,000	2,004,038
Federal National Mortgage Association (FNMA), Notes	0.500%	10/7/13	2,000,000	1,999,314
Federal National Mortgage Association (FNMA), Notes	0.500%	2/10/14	1,000,000	1,000,000
Tennessee Valley Authority, Notes	5.250%	9/15/39	350,000	361,269

Total U.S. Government Agencies				9,601,301

U.S. Government Obligations - 5.0%
U.S. Treasury Notes	1.000%	1/15/14	1,050,000	1,051,231
U.S. Treasury Notes	2.625%	1/31/18	5,040,000	5,011,650

Total U.S. Government Obligations				6,062,881

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $15,630,560)				15,664,182

	EXPIRATION DATE		CONTRACTS
PURCHASED OPTIONS - 0.1%
Eurodollar Mid Curve 2-Year Futures, Call @ 98.13	3/11/11		139	45,175
U.S. Treasury 10-Year Notes Futures, Put @ 120	2/18/11		57	30,281

TOTAL PURCHASED OPTIONS (Cost - $78,896)				75,456

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $140,461,005)				142,343,189

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 20.1%
U.S. Government Agencies - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170 - 0.200%	5/9/11	194,000	193,927	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.240%	5/9/11	420,000	419,842	(g)(h)
Federal National Mortgage Association (FNMA), Discount Notes	0.185%	5/11/11	90,000	89,965	(g)(h)

Total U.S. Government Agencies (Cost - $703,586)				703,734

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET SMASh SERIES M FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Repurchase Agreements - 19.5%
Barclays Capital Inc. repurchase agreement dated 1/31/11; Proceeds at maturity - $11,772,059; (Fully collateralized by U.S. government obligations, 3.500% due 2/15/39; Market value - $12,007,440)	0.180%	2/1/11	$11,772,000	$11,772,000
Morgan Stanley repurchase agreement dated 01/31/11; Proceeds at maturity - $11,728,055; (Fully collateralized by U.S. government agency obligations, 0.800% due 11/18/13; Market value - $11,962,560)	0.170%	2/1/11	11,728,000	11,728,000

Total Repurchase Agreements (Cost - $23,500,000)				23,500,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $24,203,586)				24,203,734

TOTAL INVESTMENTS - 138.4% (Cost - $164,664,591#)				166,546,923
Liabilities in Excess of Other Assets - (38.4)%				(46,237,361)

TOTAL NET ASSETS - 100.0%				$120,309,562

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Illiquid security (unaudited).

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Rate shown represents yield-to-maturity.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
CMT	— Constant Maturity Treasury
GO	— General Obligation
HELOC	— Home Equity Line of Credit
IO	— Interest Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	$98.38	278	$26,063
Eurodollar Mid Curve 2-Year Futures, Put	3/11/11	97.88	86	24,187
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	123.00	86	16,125
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	118.00	143	20,109

TOTAL WRITTEN OPTIONS (Premiums received - $199,173)				$86,484

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset SMASh Series M Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Mortgage-backed securities	—	$56,526,846	—	$56,526,846
Asset-backed securities	—	19,588,844	$259,325	19,848,169
Collateralized mortgage obligations	—	34,037,393	25,044	34,062,437
Corporate bonds & notes	—	9,845,799	—	9,845,799
Municipal bonds		1,937,383	2,367,375	4,304,758
Sovereign bonds	—	2,015,542	—	2,015,542
U.S. government & agency obligations	—	15,664,182	—	15,664,182
Purchased options	$75,456	—	—	75,456

Total long-term investments	$75,456	$139,615,989	$2,651,744	$142,343,189

Short-term investments†	—	24,203,734	—	24,203,734

Total investments	$75,456	$163,819,723	$2,651,744	$166,546,923

Other financial instruments:
Futures contracts	$6,702	—	—	$6,702
Total return swaps	—	$18,484	—	18,484
Credit default swaps on credit indices - buy protection‡	—	53,753	—	53,753

Total other financial instruments	$6,702	$72,237	—	$78,939

Total	$82,158	$163,891,960	$2,651,744	$166,625,862

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$86,484	—	—	$86,484
Futures contracts	73,943	—	—	73,943
Credit default swaps on credit indices - sell protection‡	—	$36,367	—	36,367

Total	$160,427	$36,367	—	$196,794

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	MORTGAGE- BACKED SECURITIES	ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	TOTAL
Balance as of October 31, 2010	$107,625	$196,045	$26,771	$2,433,750	$2,764,191
Accrued premiums/discounts	—	120	237	1,953	2,310
Realized gain(loss) (1)	—	299	(15,956)	8,586	(7,071)
Change in unrealized appreciation (depreciation) (2)	(156)	324	21,791	(1,914)	20,045
Net purchases (sales)	(107,469)	(487)	(7,799)	(75,000)	(190,755)
Transfers in to Level 3	—	254,274	—	—	254,274
Transfers out of Level 3	—	(191,250)	—	—	(191,250)

Balance as of January 31, 2011	—	$259,325	$25,044	$2,367,375	$2,651,744

Net change in unrealized appreciation (depreciation) for investments in securities still held at January 31, 2011(2)	—	$(101)	$21,791	$(1,914)	$19,776

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

Notes to Schedule of Investments (unaudited)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2011, the total notional value of all credit default swaps to sell protection is $ 510,000. This amount would be offset by the value of the swap’s reference entity, upfront premium received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

See Note 3 for average notional amounts of swaps held during the period ended January 31, 2011.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default

Notes to Schedule of Investments (unaudited)

or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total Return Swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Foreign Investment Risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these

Notes to Schedule of Investments (unaudited)

investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader rmarket risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2011, the Fund held swap positions with credit related contingent features which had a liability position of $36,367. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,842,208
Gross unrealized depreciation	(4,959,876)

Net unrealized appreciation	$1,882,332

At January 31, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	25	3/13	$6,125,269	$6,127,500	$2,231

Contracts to Sell:
90-Day Eurodollar	25	3/12	6,193,669	6,195,938	(2,269)
U.S. Treasury 10-Year Notes	92	3/11	11,041,639	11,113,313	(71,674)
U.S. Treasury Ultra Long-Term Bonds	9	3/11	1,112,877	1,108,406	4,471

					(69,472)

Net unrealized loss on open futures contracts					$(67,241)

During the period ended January 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding October 31, 2010	146	$51,994
Options written	1,109	400,105
Options closed	(318)	(153,560)
Options exercised	(174)	(56,091)
Options expired	(170)	(43,275)

Written options, outstanding January 31, 2011	593	$199,173

At January 31, 2011, the Fund held TBA securities with a total cost of $46,108,301.

At January 31, 2011, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Credit Suisse First Boston Inc. (CMBX NA AM 3)	$290,000	12/13/49	0.500% Monthly	$(26,193)	$(26,814)	$620
JPMorgan Securities Inc. (CMBX 4 2007-2 AAA)	110,000	2/17/51	0.350% monthly	(5,087)	(5,156)	70
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA)	110,000	2/17/51	0.350% monthly	(5,087)	(5,088)	1

Total	$510,000			$(36,367)	$(37,058)	$691

Notes to Schedule of Investments (unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION [4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CMBX NA AM 4)	$140,000	2/17/51	0.500% monthly	$15,337	$14,694	$643
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	240,000	12/13/49	0.080% monthly	11,443	10,800	643
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA)	290,000	12/13/49	0.080% monthly	13,827	17,526	(3,699)
Morgan Stanley & Co. Inc. (CMBX NA AM 4)	120,000	2/17/51	0.500% monthly	13,146	12,295	851

Total	$790,000			$53,753	$55,315	$(1,562)

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Securities Inc.	$305,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$9,475
Morgan Stanley & Co. Inc.	290,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	9,009

Total	$595,000				—	$18,484

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2011.

	Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Purchased Options, at value	Written Options, at value	Swap Contracts, at value	Total
Interest Rate Contracts	$6,702	$(73,943)	$75,456	$(86,484)	$18,484	$(59,785)
Credit Contracts	—	—	—	—	17,386	17,386

Total	$6,702	$(73,943)	$75,456	$(86,484)	$35,870	$(42,399)

Notes to Schedule of Investments (unaudited)

During the period ended January 31, 2011, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$18,864
Written options	84,295
Futures contracts (to buy)	11,590,750
Futures contracts (to sell)	36,598,324

Average notional balance
Credit default swap contracts (to buy protection)	$482,500
Credit default swap contracts (to sell protection)	127,500
Total return swap contracts	662,500

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Institutional Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	March 30, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	March 30, 2011